SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           CODORUS VALLEY BANCORP INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                    [INSERT NAME OF FILER WHEN APPLICABLE]
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:
- --------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
- --------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
- --------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
- --------------------------------------------------------------------------------
(5) Total fee paid:
- --------------------------------------------------------------------------------
/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
- --------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
- --------------------------------------------------------------------------------
(3) Filing Party:
- --------------------------------------------------------------------------------
(4) Date Filed:
- --------------------------------------------------------------------------------

                             [ CODORUS VALLEY LOGO ]

                                          April 10, 1996

DEAR SHAREHOLDER:

     It is my pleasure to invite you to attend the 1996 Annual Meeting of Shareholders of Codorus Valley Bancorp, Inc. to be held on Tuesday, May 21, 1996 at 10:00 a.m., prevailing time. The Annual Meeting this year will be held at the Holiday Inn Holidome (at West Manchester Mall), Red Rose Room, 2000 Loucks Road, York, Pennsylvania 17404.

     The Notice of the Annual Meeting and the Proxy Statement on the following pages address the formal business of the meeting. The formal business schedule includes: the election of three (3) Class C Directors, the approval and ratification of the adoption of the Codorus Valley Bancorp, Inc. 1996 Stock Incentive Plan, and the ratification of the selection of the independent auditors for 1996. At the meeting, members of the Corporation's management will review the Corporation's operations during the past year and be available to respond to questions.

     We strongly encourage you to vote your shares, whether or not you plan to attend the meeting. It is very important that you sign, date and return the accompanying Proxy as soon as possible, in the postage prepaid envelope. If you do attend the meeting and wish to vote in person, you must give written notice thereof to the Secretary of the Corporation so that your Proxy will be superseded by any ballot that you submit at the meeting.

                                          Sincerely,

                                          [ SIG CUT ]

                                          Larry J. Miller, President and
                                          Chief Executive Officer

Codorus Valley Bancorp. Inc., 1 Manchester Street, P.O. Box 67, Glen Rock, PA 17327

                             [ CODORUS VALLEY LOGO ]

                          CODORUS VALLEY BANCORP, INC.

             ------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 21, 1996

             ------------------------------------------------------

TO THE SHAREHOLDERS OF CODORUS VALLEY BANCORP, INC.:

     Notice is hereby given that the Annual Meeting of Shareholders of CODORUS VALLEY BANCORP, INC. (the 'Corporation') will be held at 10:00 a.m., prevailing time, on Tuesday, May 21, 1996 at the Holiday Inn Holidome (at West Manchester
Mall), Red Rose Room, 2000 Loucks Road, York, Pennsylvania 17404, for the following purposes:

          1. To elect three (3) Class C Directors to serve for a three-year term and until their successors are elected and qualified;

          2. To approve and ratify the adoption of the Codorus Valley Bancorp, Inc. 1996 Stock Incentive Plan; and

          3. To ratify the selection of Ernst & Young LLP as the independent auditors for the Corporation for the year ending December 31, 1996; and

          4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     In accordance with the By-laws of the Corporation and action of the Board of Directors, only those shareholders of record at the close of business on March 29, 1996 will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     A copy of the Corporation's Annual Report for the fiscal year ended December 31, 1995 is being mailed with this Notice. Copies of the Corporation's Annual Report for the 1994 fiscal year may be obtained at no cost by contacting Larry J. Miller, President and Chief Executive Officer, One Manchester Street, P.O. Box 67, Glen Rock, Pennsylvania 17327, telephone: 1-800-646-1970.

     You are urged to mark, sign, date and promptly return your Proxy in the enclosed envelope so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The prompt return of your signed Proxy (and voting instruction card, if applicable), regardless of the number of shares you hold, will aid the Corporation in reducing the expense of additional proxy solicitation. The giving of such Proxy does not affect your right to vote in person if you attend the meeting and give written notice to the Secretary of the Corporation.

                                          By Order of the Board of Directors,

                                          [ SIG CUT ]

                                          Larry J. Miller, President and
                                          Chief Executive Officer

April 10, 1996

                          CODORUS VALLEY BANCORP, INC.
                   PROXY STATEMENT FOR THE ANNUAL MEETING OF
                    SHAREHOLDERS TO BE HELD ON MAY 21, 1996
                                    GENERAL

INTRODUCTION, DATE, TIME AND PLACE OF ANNUAL MEETING

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of CODORUS VALLEY BANCORP, INC. (the 'Corporation'), a Pennsylvania business corporation, of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, May 21, 1996 at 10:00 a.m., prevailing time, at the Holiday Inn Holidome (at West Manchester Mall), Red Rose Room, 2000 Loucks Road, York, Pennsylvania 17404, and at any adjournment or postponement of the Annual Meeting.

     The principal executive office of the Corporation is located at Peoples Bank of Glen Rock (the 'Bank'), One Manchester Street, P.O. Box 67, Glen Rock, Pennsylvania 17327. The telephone number for the Corporation is: 1-800-646-1970. All inquiries should be directed to Larry J. Miller, President and Chief Executive Officer of the Corporation. The Bank is a wholly-owned subsidiary of the Corporation.

SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement and the enclosed form of proxy (the 'Proxy') are first being sent to shareholders of the Corporation on or about April 10, 1996.

     Shares represented by proxies on the accompanying Proxy, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholders. Any Proxy not specifying to the contrary will be voted FOR the election of the nominees for Class C Director named below, FOR the approval and ratification of the adoption of the Codorus Valley Bancorp, Inc. 1996 Stock Incentive Plan and FOR the ratification of the selection of Ernst & Young LLP as the independent auditors for the Corporation for the year ending December 31, 1996. Execution and return of the enclosed Proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person, after giving written notice to the Secretary of the Corporation.

     If a shareholder is a participant in the Codorus Valley Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan ('DRSPP'), the enclosed Proxy will not serve as a voting instruction card for the shares held in the DRSPP. Instead, these participants will receive from Registrar and Transfer Company, as the administrator of the DRSPP, separate voting instruction cards covering the shares held within the DRSPP. These separate voting instruction cards must be signed and returned or the shares held in the DRSPP will not be voted.

     The cost of preparing, assembling, printing, mailing and soliciting proxies, and any additional material which the Corporation may furnish shareholders in connection with the Annual Meeting, will be borne by the Corporation. In addition to the use of the mails, certain directors, officers and employees of the Corporation and the Bank may solicit proxies personally, by telephone, telegraph and telecopier. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons and, upon request therefor, the Corporation will reimburse them for their reasonable forwarding expenses.

REVOCABILITY OF PROXY

     A shareholder who returns a Proxy (and a voting instruction card, if applicable) may revoke the Proxy (and a voting instruction card, if applicable) at any time before it is voted only: (1) by giving written notice of revocation to Dallas L. Smith, Secretary of Codorus Valley Bancorp, Inc., at One Manchester Street, P.O. Box 67, Glen Rock, Pennsylvania 17327; (2) by executing a later-dated proxy (and a voting instruction card, if applicable) and giving written notice thereof to the Secretary of the Corporation; or (3) by voting in person after giving written notice to the Secretary of the Corporation.

VOTING SECURITIES, RECORD DATE AND QUORUM

     The Corporation is currently authorized to issue 10,000,000 shares of common stock, par value $2.50 per share and 1,000,000 shares of preferred stock, par value $2.50 per share.

     At the close of business on March 29, 1996, the Corporation had outstanding 995,793 shares of common stock, par value $2.50 per share, the only issued and outstanding class of stock (the 'Common Stock'). As of March 29, 1996, none of the shares of preferred stock were issued.

     Only holders of Common Stock of record at the close of business on March 29, 1996 will be entitled to notice of and to vote at the Annual Meeting. Cumulative voting rights do not exist with respect to the election of directors. On all matters to come before the Annual Meeting, each share of Common Stock is entitled to one vote.

     Under Pennsylvania law and the By-laws of the Corporation, the presence of a quorum is required for each matter to be acted upon at the Annual Meeting. Pursuant to Article 3, Section 3.1, of the By-laws of the Corporation, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast shall constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum for the particular matter. Broker non-votes will not be counted in determining the presence of a quorum for the particular matter as to which the broker withheld authority.

     Assuming the presence of a quorum, the three nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors shall be elected. Votes withheld from a nominee and broker non-votes will not be cast for such nominee.

     Assuming the presence of a quorum, the affirmative vote of a majority of all votes cast by shareholders is required for the approval and ratification of the adoption of the Codorus Valley Bancorp, Inc. 1996 Stock Incentive Plan and the ratification of the selection of independent auditors. Abstentions and broker non-votes are not deemed to constitute 'votes cast' and, therefore, do not count either for or against such approval and ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each such matter by reducing the total number of shares voted from which the required majority is calculated.

             PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION'S STOCK

PRINCIPAL OWNERS

     The following table sets forth, as of December 31, 1995, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5 percent of the Corporation's outstanding Common Stock, the number of shares beneficially owned by such person and the percentage of the Corporation's outstanding Common Stock so owned.


                                                                                  PERCENT OF
                                                                SHARES            OUTSTANDING
                                                             BENEFICIALLY        COMMON STOCK
NAME AND ADDRESS                                                 OWNED         BENEFICALLY OWNED
- ---------------------------------------------------------  -----------------  -------------------
PBT Company                                                     77,153(1)           7.75%
Peoples Bank of Glen Rock
Trust and Investment Services
120 Pine Grove Commons
York, Pennsylvania 17403

CEDE & Co.                                                     118,274             11.87%
P.O. Box 20
Bowling Green Station
New York, New York 10004

- ------------------
(1) 57,307 shares of Common Stock beneficially owned by the Bank are held by Peoples Bank of Glen Rock Trust Department (the 'Trust Department') in its fiduciary capacity. The Trust Department has sole voting and dispositive power over these shares of Common Stock. 17,033 shares of Common Stock beneficially owned by the Bank are held by the Trust Department in one trust account which provides for the Bank to exercise sole dispositive power. The Trust Department has shared voting power over these shares of Common Stock. 2,813 shares of Common Stock beneficially owned by the Bank are held by the Trust Department in agency accounts which provides for the Bank to exercise sole voting power. The Trust Department has no dispositive power over these shares of Common Stock. The Bank's Trust Department intends to cast all shares under its control FOR the election of the nominees for director named below, FOR the approval and adoption of the Codorus Valley Bancorp, Inc. 1996 Stock Incentive Plan, and FOR the ratification of Ernst & Young LLP as the independent auditors for the Corporation.

BENEFICIAL OWNERSHIP BY OFFICERS, DIRECTORS AND NOMINEES

     The following table sets forth as of March 29, 1996, the amount and percentage of the Common Stock beneficially owned by each director, each nominee and all officers, directors and nominees of the Corporation as a group.


                                                                       AMOUNT AND
                                                                       NATURE OF
NAME OF INDIVIDUAL                                                     BENEFICIAL        PERCENT
  OR IDENTITY OF GROUP                                              OWNERSHIP(1)(2)(3)  OF CLASS(7)
- ------------------------------------------------------------------  ----------------  -------------
D. Reed Anderson, Esq.(6)                                                   401              --
M. Carol Druck(5)                                                           482(8)           --
MacGregor S. Jones(6)                                                     2,698(9)           --
Barry A. Keller(5)                                                       14,582           1.46%
Rodney L. Krebs(4)                                                        1,991              --
Larry J. Miller(6)                                                        3,745(10)          --
Dallas L. Smith(4)                                                        1,780              --
George A. Trout, D.D.S.(4)                                               18,312(11)       1.84%
Donald H. Warner(5)                                                         220              --
All Officers, Directors and Nominees as a Group
  (10 persons)                                                           44,322           4.45%

- ------------------
 (1) Does not include Common Stock held in fiduciary accounts under the control of the Bank's Trust Department.

 (2) The securities 'beneficially owned' by an individual are determined in accordance with the definitions of 'beneficial ownership' set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership within 60 days after March 29, 1996. Beneficial ownership may be disclaimed as to certain of the securities.

 (3) Information furnished by the directors and the Corporation.

 (4) A Class A Director whose term expires in 1997.

 (5) A Class B Director whose term expires in 1998.

 (6) A nominee for Class C Director whose term expires in 1999 and a current Class C Director whose term expires in 1996.

 (7) Less than 1 percent unless otherwise indicated.

 (8) Includes 121 shares of Common Stock held individually by Mrs. Druck and 361 shares of Common Stock held jointly with her spouse.

 (9) Includes 2,015 shares of Common Stock held individually by Mr. Jones and 683 shares of Common Stock held individually by his spouse.

(10) Includes 577 shares of Common Stock held individually by Mr. Miller, 2,654 shares of Common Stock held jointly with his spouse, 82 shares of Common Stock held jointly with his mother, 216 shares of Common Stock held jointly with his daughter, and 216 shares of Common Stock held jointly with his son.

(11) Includes 478 shares of Common Stock held individually by Dr. Trout and 17,834 shares of Common Stock held jointly with his spouse.

                             ELECTION OF DIRECTORS

     The By-laws of the Corporation provide that the Corporation's business shall be managed by its Board of Directors. Section 10.2 of the By-laws provides that the number of directors that shall constitute the whole Board of Directors shall not be less than five nor more than twenty-five and that the Board of Directors shall be classified into three classes, each class to be elected for a term of three years. Within the foregoing limits, the Board of Directors may, from time to time, fix the number of directors and their respective classifications. No person shall be elected as a director who has not attained the age of 21 years. No person shall serve as a director after he or she has attained the age of 70 years. Each director shall also hold solely in his or her name at least 100 shares of Common Stock, which shares shall be free of any liens or other forms of encumbrances. The Board of Directors has fixed the number of Board members at nine, with three directors in each class. Pursuant to
Section 11.1 of the By-laws, vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, shall be filled by a majority of the remaining members of the Board of Directors, though less than a quorum, and each person so appointed shall be a director until the expiration of the term of office of the class of directors to which he or she was appointed.

     In accordance with Section 10.3 of the By-laws, at the 1996 Annual Meeting of Shareholders, three (3) Class C Directors shall be elected to serve for a three-year term and until their successors are elected and qualified. Therefore, the By-laws provide for a classified Board of Directors with staggered three-year terms of office.

     Unless otherwise instructed, the Proxyholders will vote the Proxies received by them for the election of the three nominees named below. If any nominee should become unavailable for any reason, Proxies will be voted in favor of a substitute nominee as the Board of Directors of the Corporation shall determine. The Board of Directors has no reason to believe that the nominees named will be unable to serve, if elected.

     There is no cumulative voting for the election of directors. Each share of Common Stock is entitled to cast only one vote for each nominee. For example, if a shareholder owns 10 shares of Common Stock, he or she may cast up to ten votes for each of the three directors in the class to be elected.

          INFORMATION AS TO NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

     The following table contains certain information with respect to the executive officers, nominees for Class C Director whose terms expire in 1999 and the current Class C Directors whose terms expire in 1996, and the Class A Directors and Class B Directors whose terms expire in 1997 and 1998, respectively:


                                                                                                           DIRECTOR
                                               AGE AS OF              PRINCIPAL OCCUPATION FOR               SINCE
                                               MARCH 29,            PAST FIVE YEARS AND POSITION         CORPORATION/
NAME                                             1996              HELD WITH CORPORATION AND BANK            BANK
- ------------------------------------------  ---------------  ------------------------------------------  -------------

                                  NOMINEES FOR
                                CLASS C DIRECTOR
                           WHOSE TERMS EXPIRE IN 1999
                                      AND
                           CURRENT CLASS C DIRECTORS
                           WHOSE TERMS EXPIRE IN 1996


D. Reed Anderson, Esq.(1)(3)                       53        Attorney-at-Law, Stock and Leader              1994/1994
MacGregor S. Jones(2)                              50        President, Mac Jones Ford, Inc.; Assistant     1993/1993
                                                             Secretary of the Corporation since January
                                                             1994
Larry J. Miller(1)(4)                              44        Commercial Banker; President and Chief         1986/1981
                                                             Executive Officer of the Corporation since
                                                             1986 and of the Bank since 1981


                               CLASS A DIRECTORS
                           WHOSE TERMS EXPIRE IN 1997


Dallas L. Smith(1)(4)                              50       President, Bruce V. Smith, Inc. (furniture     1986/1983
                                                            and appliances); Secretary of the
                                                            Corporation since January 1994; Assistant
                                                            Treasurer and Assistant Secretary of the
                                                            Corporation November 1988 - January 1994;
                                                            Treasurer of the Corporation 1986 -
                                                            November 1988
George A. Trout, D.D.S.(1)(2)                      61       Dentist; Chairman of the Corporation since     1986/1975
                                                            January 1994; Vice Chairman of the
                                                            Corporation January 1993 - January 1994;
                                                            Vice President of the Corporation November
                                                            1988 - January 1993; Vice Chairman of the
                                                            Bank since 1992
Rodney L. Krebs(3)                                 55       President, Springfield Contractors, Inc.;      1988/1988
                                                            Treasurer of the Corporation since
                                                            February 1990


                                                                                                           DIRECTOR
                                               AGE AS OF              PRINCIPAL OCCUPATION FOR               SINCE
                                               MARCH 29,            PAST FIVE YEARS AND POSITION         CORPORATION/
NAME                                             1996              HELD WITH CORPORATION AND BANK            BANK
- ------------------------------------------  ---------------  ------------------------------------------  -------------


                               CLASS B DIRECTORS
                           WHOSE TERMS EXPIRE IN 1998


Barry A. Keller(1)                                 62       Insurance Broker/Consultant, Keller-Brown      1986/1977
                                                            Insurance Services; Vice Chairman of the
                                                            Corporation since January 1994; Secretary
                                                            of the Corporation November 1988 - January
                                                            1994; Chairman of the Bank since January
                                                            1994
M. Carol Druck(2)                                  47       President, Druck Realty, Inc. d/b/a RE/MAX     1988/1988
                                                            Advanced Realty; Realtor/ Broker;
                                                            Assistant Secretary of the Corporation
                                                            since April 1990; Assistant Treasurer of
                                                            the Corporation since January 1994
Donald H. Warner(3)                                57       President, Warner Services, Inc. (moving       1990/1990
                                                            and storage company); Vice President of
                                                            the Corporation since January 1993

- ------------------
(1) Member of the Bank's Executive Committee. This committee is authorized to meet at the call of an officer, primarily to take action regarding the purchase and sale of securities and to pass on loans presented for discount between regular meetings of the Board of Directors. This committee did not meet in 1995. All matters of this committee were considered by the entire Board of Directors. Mr. Barry A. Keller is Chairman of the Executive Committee.

(2) Member of the Bank's Audit Committee. The Audit Committee has as its primary functions the recommendation of an outside auditor for each fiscal year and the oversight of the Bank's audit function. This committee is also the source for reports concerning factual conflicts of interest, reviews circumstances regarding conflicts of interest and reports same to the full Board of Directors, if necessary. This committee met six (6) times in 1995. Mrs. M. Carol Druck is Chairperson of the Audit Committee.

(3) Member of the Bank's Trust and Investment Services Committee. This committee makes recommendations and supervises the operation of the Trust and Investment Services Department. The committee usually meets the last Tuesday of each month. There were twelve (12) meetings of the Trust and Investment Services Committee in 1995. Mr. Rodney L. Krebs is Chairman of the Trust and Investment Services Committee. Mr. Barry A. Keller is an alternate member of this committee.

(4) Members of the Bank's Asset Liability Committee (ALCO). This committee met seven (7) times in 1995 to review asset and liability management of the Bank. Other members of the committee include the following bank officers:
    Mr. Dennis H. Engle, Mr. Timothy E. Senft and Mr. Jann Allen Weaver. Mr. Larry J. Miller is Chairman of the committee.

     The aforementioned committees are committees of the Bank and not the Corporation.

     During 1995, the Bank's Board of Directors held thirty-four (34) meetings and the Corporation's Board of Directors held nine (9) meetings. Each of the Directors attended at least 75 percent of the combined total number of meetings of the Corporation's and the Bank's Boards of Directors and the committees of which he or she is a member.

     The Board of Directors of the Corporation has at present no standing committees. The Corporation does not have a compensation or a nominating committee. A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of the Corporation in accordance with Section 10.1 of the Corporation's By-laws. Any shareholder who intends to nominate any candidate for election to the Board of Directors must notify the Secretary of the Corporation in writing not less than ninety (90) days prior to the date of any meeting of shareholders called for the election of directors.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's officers and directors, and persons who own more than 10 percent of the registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ('SEC'). Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish the Corporation with copies of all
Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Corporation believes that during the period January 1, 1995 through December 31, 1995, its officers and directors were in compliance with all filing requirements applicable to them, with the exception of MacGregor S. Jones, a Director of the Corporation and the Bank, who filed late two Forms 4 to report two transactions in the Common Stock.

                             EXECUTIVE COMPENSATION

     Shown below is information concerning the annual compensation for services in all capacities to the Corporation and the Bank for the fiscal years ended December 31, 1995, 1994 and 1993 of those persons who were, at December 31, 1995, (i) Chief Executive Officer, and (ii) the other four most highly compensated executive officers of the Corporation and the Bank to the extent such persons' total annual salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                                  LONG-TERM COMPENSATION
                                                                                       ---------------------------------------------
                                                        ANNUAL COMPENSATION                         AWARDS                 PAYOUTS
                                              ---------------------------------------  --------------------------------  -----------
               (A)                    (B)        (C)         (D)            (E)              (F)              (G)            (H)
                                                                           OTHER
                                                                          ANNUAL         RESTRICTED
                                                                          COMPEN-           STOCK          OPTIONS/
                                               SALARY       BONUS         SATION           AWARDS            SARS          PAYOUTS
   NAME AND PRINCIPAL POSITION       YEAR        ($)         ($)            ($)              ($)              (#)            ($)
- ---------------------------------  ---------  ---------  -----------  ---------------  ---------------  ---------------  -----------
Larry J. Miller                         1995    136,499      10,000              0                0                0              0
  President and Chief                   1994    133,057           0              0                0                0              0
  Executive Officer of the              1993    129,807       7,500              0                0                0              0
  Corporation and the Bank

               (A)                     (I)
                                    ALL OTHER
                                     COMPEN-
                                     SATION
   NAME AND PRINCIPAL POSITION      ($)(1)(2)
- ---------------------------------  -----------
Larry J. Miller                         3,980
  President and Chief                   3,127
  Executive Officer of the              2,648
  Corporation and the Bank


- ------------------
(1) Includes Bank contributions to 401(k) Plan of $2,678 for 1995, $2,411 for 1994, and $1,950 for 1993.

(2) Includes Life Insurance Premiums amounting to $1,302, for 1995, $716 for 1994, and $698 for 1993. Group term life insurance is provided at three times Mr. Miller's annual salary.

RETIREMENT PLAN

     The Corporation does not have a retirement or pension plan. The Bank, however, maintains a retirement plan (the 'Plan') for officers and employees. All officers and employees who meet the service requirements are eligible for the Plan after the first full year of service with the Bank. At the present time, there are 136 persons enrolled in the Plan. Normal retirement age is 65 years. The Corporation recognized no expenses for financial reporting purposes during 1995.

     Under the Plan, retirement benefits are based on the average annual earnings for the highest ten consecutive years (prior to retirement), multiplied by the number of years of service, multiplied by 1 percent. Based on the preceding formula, projected annual retirement benefits are set forth below.


                                                    TOTAL PROJECTED YEARS OF SERVICE
      AVERAGE ANNUAL EARNINGS FOR         -----------------------------------------------------
     HIGHEST TEN CONSECUTIVE YEARS           15         20         25         30         35
- ----------------------------------------  ---------  ---------  ---------  ---------  ---------
                   $                      $          $          $          $          $
                 50,000                       7,500     10,000     12,500     15,000     17,500
                 75,000                      11,250     15,000     18,750     22,500     26,250
                100,000                      15,000     20,000     25,000     30,000     35,000
                125,000                      18,750     25,000     31,250     37,500     43,750
                150,000                      22,500     30,000     37,500     45,000     52,500
                175,000                      26,250     35,000     43,750     52,500     61,250
                200,000                      30,000     40,000     50,000     60,000     70,000

     The compensation covered by the Plan for Mr. Larry J. Miller, President and Chief Executive Officer of the Corporation and the Bank, is $146,499. This amount corresponds to the sum of salary and bonus presented in the Summary Compensation Table. The years of credited service under the Plan, as of March 29, 1996 for Mr. Miller is twenty-five (25) years.

401(K) PLAN

     The Bank maintains a defined contribution - profit sharing 401(K) Plan effective in 1991 (the 'Plan'). The Plan Sponsor is Peoples Bank of Glen Rock. The Plan is administered by a committee designated by the Plan Sponsor. Larry J. Miller, President and Chief Executive Officer of the Corporation and the Bank, and Bruce A. Lamborne, Vice President and Trust Officer of the Bank, are the Plan Trustees. The Plan is subject to certain laws and regulations pursuant to the Internal Revenue Code and participants are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974.

     To be eligible to become a participant in the Plan, an employee is required to work one year during which the employee completed 1,000 hours of service and attained the age of 21. An eligible employee may elect to contribute certain portions of salary, wage, bonus (other than year end bonus), or other direct remuneration to the Plan. Generally, eligible employees may not contribute more than 20 percent of such compensation. The Bank matches a certain percentage of the employee's contribution. In 1993, 1994 and 1995, the Bank matched 50 percent of the first 6 percent of the employee's contribution. The Bank's contributions to the Plan for each participant vest in three years. The employee's contributions to the Plan vest immediately.

EMPLOYMENT CONTRACT

     During 1993, the Corporation, the Bank and Mr. Larry J. Miller, President and Chief Executive Officer of the Corporation and the Bank, entered into an employment agreement for a term of three (3) years, which term renews automatically for an additional twelve months at the end of each calendar year unless the Corporation and Bank provide written notice to Mr. Miller of non-renewal. The agreement specifies Mr. Miller's position and duties, compensation and benefits, and indemnification and termination provisions. The agreement also contains a non-competition provision and a confidentiality provision.

     Under the terms of his employment agreement, Mr. Miller serves as the President and Chief Executive Officer of the Corporation and the Bank and as a member of the Boards of Directors of the Corporation and the Bank. Mr. Miller is entitled to an annual direct salary of $125,000 per year which may be increased in subsequent years as the Board of Directors deems appropriate. In addition, the Boards of Directors of the Corporation and the Bank may provide for payment of a periodic bonus if such bonus is deemed appropriate by the Boards of Directors. Mr. Miller is not entitled to receive director's fees or other compensation for serving on the Corporation's and the Bank's Boards of Directors or committees thereof. Mr. Miller is also entitled to receive the customary employee benefits made available by the Bank to its employees and use of a Bank vehicle.

     The agreement with Mr. Miller also provides that if his employment is terminated by the Corporation or the Bank, due to death, disability or for cause (as defined therein), then he is entitled to the full annual direct salary through the date of termination. If Mr. Miller's employment is terminated by the Corporation or the Bank other than pursuant to death, disability or for cause (as defined therein), then he is entitled to his full annual direct salary from the date of termination through the last day of the term of the agreement, or his current annual direct salary, whichever is greater. If Mr. Miller terminates his employment for good reason (as defined therein), then he is entitled to an amount equal to his direct annual salary. If Mr. Miller's employment is terminated as a result of a change in control (as defined therein), then he is entitled to his full annual direct salary from the date of change of control (as defined therein) through the last day of the term of the agreement, or an amount equal to his current annual direct salary, whichever is greater.

COMPENSATION OF DIRECTORS

     During 1995, non-employee Bank directors received $250 for each Directors' regular or special meeting attended, $75.00 per hour for each committee meeting attended, and a monthly retainer of $500.00. The Chairman of the Bank's Board of Directors received a monthly retainer of $600.00. In addition, the Bank pays life insurance premiums on behalf of the non-employee Bank directors which amounted to $1,296 in 1995. In the aggregate, the Board of Directors received $110,846 for all Board of Directors' meetings and committee meetings attended in 1995, including all fees, retainers and premiums paid to and on behalf of all non-employee Bank directors in 1995.

     Directors received no remuneration for attendance at the meetings of the Board of Directors of the Corporation.

                              CERTAIN TRANSACTIONS

     There have been no material transactions between the Corporation and the Bank, nor any material transactions proposed, with any director or executive officer of the Corporation and the Bank, or any associate of the foregoing persons. The Corporation and the Bank have had and intend to continue to have banking and financial transactions in the ordinary course of business with directors and officers of the Corporation and the Bank and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers of the Corporation and the Bank.

     Total loans outstanding from the Corporation and the Bank at December 31, 1995, to the Corporation's and the Bank's officers and directors as a group and to members of their immediate families and companies in which they had an ownership interest of 10 percent or more was $3,351,000, or approximately 16.5 percent of the total equity capital of the Bank. Loans to such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. The largest aggregate amount of indebtedness outstanding at any time during fiscal year 1995 to officers and directors of the Corporation and the Bank as a group was $4,032,000. The aggregate amount of indebtedness outstanding as of the latest practicable date, February 27, 1996, to the above described group was $3,251,000.

                     PRINCIPAL OFFICERS OF THE CORPORATION

     The following table sets forth selected information about the principal officers of the Corporation, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors:


                                                                   BANK      NUMBER OF SHARES      AGE AS OF
                                                       HELD      EMPLOYEE      BENEFICIALLY        MARCH 29,
NAME AND POSITION                                      SINCE       SINCE           OWNED             1996
- ---------------------------------------------------  ---------  -----------  -----------------  ---------------
George A. Trout, D.D.S. --                              1994            (1)        18,312               61
Chairman of the Board
Barry A. Keller --                                      1994            (1)        14,582               62
Vice Chairman of the Board
Larry J. Miller --                                      1986        1971(2)         3,745               44
President and Chief Executive Officer
Donald H. Warner --                                     1993            (1)           220               57
Vice President
Dallas L. Smith --                                      1994            (1)         1,780               50
Secretary
Rodney L. Krebs --                                      1990            (1)         1,991               55
Treasurer
Jann Allen Weaver --                                    1991        1986              111(3)            46
Assistant Treasurer
and Assistant Secretary

- ------------------
(1) Messrs. Trout, Keller, Warner, Smith and Krebs are not employees of the
    Bank.

(2) Mr. Miller has been employed by the Bank for the past 25 years and for the last 15 years as President and Chief Executive Officer.

(3) The shares of Common Stock beneficially owned by Mr. Weaver are held jointly with his spouse.

                         PRINCIPAL OFFICERS OF THE BANK

     The following table sets forth selected information about the principal officers of the Bank, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors:


                                                                              BANK      NUMBER OF SHARES      AGE AS OF
                                   OFFICE AND POSITION            HELD      EMPLOYEE      BENEFICIALLY        MARCH 29,
NAME                                  WITH THE BANK               SINCE       SINCE           OWNED             1996
- --------------------------  ----------------------------------  ---------  -----------  -----------------  ---------------
Barry A. Keller             Chairman of the Board                  1994            (1)       14,582                62
Larry J. Miller             President and Chief Executive          1981        1971           3,745                44
                              Officer
Dennis H. Engle             Executive Vice President and Chief     1992        1992              12(2)             44
                              Lending Officer
Jann Allen Weaver           Senior Vice President and Chief        1989        1986             111                46
                              Financial Officer
Timothy E. Senft            Vice President/Cashier and Chief       1989        1980             128                37
                              Operations Officer
Karl J. Boehringer          Vice President/Commercial Services     1994        1994             402                53
Robin D. Cannon             Vice President/Auditor                 1994        1985             161                33
Bruce A. Lamborne           Vice President/Trust and               1989        1988             200(3)             49
                              Investment Services
Connie E. Sohnleitner       Vice President/Human Resource          1994        1989              11(4)             41
                              Manager
Todd A. Tyson               Vice President/Branch                  1989        1978             271(5)             35
                              Administration and Marketing
Barbara J. Myers            Secretary                              1990        1986               0                47

- ------------------
(1) Mr. Keller is not an employee of the Bank.

(2) The shares of Common Stock beneficially owned by Mr. Engle are held jointly with his spouse.

(3) The shares of Common Stock beneficially owned by Mr. Lamborne are jointly held with his spouse.

(4) The shares of Common Stock beneficially owned by Ms. Sohnleitner are held with her spouse.

(5) Includes 127 shares of Common Stock held individually by Mr. Tyson and 144 shares of Common Stock held jointly with his spouse.

                 PROPOSAL TO APPROVE AND RATIFY THE ADOPTION OF
                        THE CODORUS VALLEY BANCORP, INC.
                           1996 STOCK INCENTIVE PLAN

     The Board of Directors adopted the Codorus Valley Bancorp, Inc. 1996 Stock Incentive Plan (the 'Plan') and reserved 50,000 shares of Common Stock for issuance under the Plan. The purpose of the Plan is to advance the development, growth and financial condition of the Corporation and its subsidiaries by providing incentives through participation in the appreciation of capital stock of the Corporation in order to secure, retain and motivate personnel responsible for the operation and management of the Corporation and its subsidiaries. The Plan is designed to attract and retain individuals of outstanding ability to employment with the Corporation and its subsidiaries, to encourage employees to acquire proprietary interests in the Corporation, to continue employment with the Corporation and its subsidiaries and to render superior performance during such employment.

     The Plan will become effective upon approval by the shareholders and will continue in effect until all awards under the Plan either have lapsed, been exercised, satisfied or cancelled according to the terms under the Plan. The shares of stock that may be issued under the Plan shall not exceed in the aggregate 50,000 shares of the Common Stock, par value $2.50 per share, as may be adjusted from time to time due to stock splits, payments of stock dividends or other changes in the structure of the Corporation's capital.

     The Plan will be administered by a committee comprised of all members of the Board of Directors (the 'Committee'), except for any director who, during the year prior to commencing service on the Committee, and while a member of the Committee was or will be granted or awarded any awards under the Plan, or any other Plan of the Corporation which provides for discretionary grants or awards. Persons eligible to receive awards under the Plan shall be those key officers and employees of the Corporation and its subsidiaries as determined by the Committee.

AWARDS

     Awards made under the Plan may be in the form of (i) options to purchase stock intended to qualify as incentive stock options under Sections 421 and 422 of the Internal Revenue Code ('Code') (referred to herein as 'Qualified Options') and (ii) options which do not so qualify (referred to herein as 'Non-Qualified Options'). Every award made to a person under the Plan shall be exercisable during his or her lifetime only by the recipient and shall not be saleable, transferable or assignable by the recipient except by will or pursuant to applicable laws of descent and distribution. Generally, awards may be exercised in whole or in part. Funds received by the Corporation from the exercise of any award shall be used for its general corporate purposes. The Committee may permit an acceleration of previously established exercise terms of any award as, when, under such facts and circumstances, and subject to such other or further requirements and conditions as the Committee may deem necessary or appropriate, including, but not limited to, upon a change of control of the Corporation (as defined in the Plan).

QUALIFIED OPTIONS

     Qualified Options shall not be awarded under the Plan more than 10 years after the date the Plan is adopted by the Board of Directors or approved by the shareholders, whichever is earlier and are only exercisable upon the expiration of six months after the date of the award and shall not continue beyond the expiration of 10 years beyond the date of the award. The purchase price of the stock subject to any Qualified Option, as determined by the Committee, shall not be less than the stock's fair market value (as defined in the Plan) at the time the option is awarded or less than its par value. If the recipient of a Qualified Option ceases to be employed by the Corporation, or subsidiary thereof, for any reason other than his or her death, the Committee may permit the recipient to exercise such option during its remaining term for a period not more than three months after cessation of employment. If the recipient ceases to be employed by the Corporation, or subsidiary thereof, due to his or her disability, the three month period will be extended to a 12 month period. If the recipient ceases to be employed by the Corporation, or subsidiary thereof, due to his or her death, the Committee may permit the recipient's qualified personal representatives, or any persons who acquire the options pursuant to his or her will or the laws of descent and distribution, to exercise such option during its remaining term for a period not to exceed 12 months after the recipient's death.

NON-QUALIFIED OPTIONS

     Non-Qualified Options are only exercisable upon the expiration of six months after the date of the award and shall not continue beyond the expiration of 10 years beyond the date of the award. If a recipient of a Non-Qualified Option ceases to be eligible under the Plan before the option lapses or before it is fully exercised, the Committee may permit the recipient to exercise such option during its remaining term, to the extent that the option was then and remains exercisable, for such time period and under such terms and conditions as may be prescribed by the Committee. The purchase price of a share of stock pursuant to a Non-Qualified Option, as determined by the Committee, shall not be less than the stock's par value.

FEDERAL TAX CONSEQUENCES

     An employee who receives Qualified Options will not recognize taxable income upon either the grant or the exercise of the option. If the stock is acquired by the exercise of a Qualified Option is held until the later of: (i) two years from the date of the grant, and (ii) one year from the date of exercise, any gain (or loss) recognized on the sale or exchange of the stock will be treated as long-term capital gain (or loss), and the Corporation will not be entitled to any income tax deduction. If stock acquired by the exercise of a Qualified Option is sold or exchanged before the expiration of the required holding period, the employee will recognize ordinary income in the year of disposition in an amount equal to the difference between the option price and the lesser of the fair market value of the stock on the date of exercise, or the selling price. In the event of a disqualifying disposition, the Corporation will be entitled to an income tax deduction in the year of such disposition in an amount equal to the amount of ordinary income recognized by the employee.

     An employee who receives a Non-qualified Option will not recognize taxable income upon the grant of the option, however upon exercise, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date that the option is exercised over the purchase price paid for the stock. The Corporation will be entitled to an income tax deduction in the year of the exercise in an amount equal the amount of income recognized by the employee.

     The foregoing discussion of the Plan consists of only a summary and is qualified in its entirety by reference to the full text of the Plan attached as Exhibit 'A' to this proxy statement. Exhibit 'A' is deemed to be an integral part of this Proxy Statement and incorporated in its entirety by reference.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING RESOLUTION WHICH WILL BE PRESENTED AT THE ANNUAL MEETING:

          'RESOLVED, THAT THE CODORUS VALLEY BANCORP, INC. 1996 STOCK INCENTIVE PLAN, THE TEXT OF WHICH IS SET FORTH IN FULL AND ITS ENTIRETY IN THE PROXY STATEMENT FOR THE 1996 ANNUAL MEETING OF SHAREHOLDERS AS EXHIBIT 'A', IS HEREBY APPROVED, ADOPTED, RATIFIED AND CONFIRMED BY THE SHAREHOLDERS OF THE CORPORATION.'

     The approval and ratification of the Plan requires the affirmative vote of at least a majority of all votes cast by shareholders. Proxies solicited by the Board of Directors will be voted for the foregoing resolution unless shareholders specify to the contrary on their proxies.

                      RATIFICATION OF INDEPENDENT AUDITORS

     Unless instructed to the contrary, it is intended that votes will be cast pursuant to the proxies for the ratification of the selection of Ernst & Young LLP as the Corporation's independent auditors for its 1996 fiscal year. The Corporation has been advised by Ernst & Young LLP that none of its members has any financial interest in the Corporation. Ratification of Ernst & Young LLP will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting. Ernst & Young LLP served as the Corporation's independent auditors for the 1995 fiscal year, assisted the Corporation and the Bank with preparation of their federal and state tax returns, and provided assistance in connection with regulatory matters, charging the Bank for such services at its customary hourly billing rates. These non-audit services were approved by the Corporation's and the Bank's Boards of Directors after due consideration of the effect of the performance thereof on the independence of the auditors and after the conclusion by the Corporation's and the Bank's Boards of Directors that there was no effect on the independence of the auditors.

     In the event that the shareholders do not ratify the selection of Ernst & Young LLP as the Corporation's independent auditors for the 1996 fiscal year, another accounting firm may be chosen to provide independent audit services for the 1996 fiscal year. The Board of Directors recommends that the shareholders vote FOR the ratification of the selection of Ernst & Young LLP as the independent auditors for the Corporation for the year ending December 31, 1996.

                                 ANNUAL REPORT

     A copy of the Corporation's Annual Report for its fiscal year ended December 31, 1995 is enclosed with this Proxy Statement. A representative of Ernst & Young LLP, the accounting firm which examined the financial statements in the Annual Report, will attend the meeting. The representative will have the opportunity to make a statement, if he desires to do so, and will be available to respond to any appropriate questions concerning the Annual Report presented by shareholders at the Annual Meeting.

                             SHAREHOLDER PROPOSALS

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the Corporation's Proxy Statement for its 1997 Annual Meeting of Shareholders must deliver such proposal in writing to the President of Codorus Valley Bancorp, Inc. at its principal executive offices, One Manchester Street, Glen Rock, Pennsylvania 17327, not later than Thursday, December 12, 1996.

                                 OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the accompanying Notice of Annual Meeting of Shareholders, but if any matters are properly presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their best judgment.

                             ADDITIONAL INFORMATION

     UPON WRITTEN REQUEST OF ANY SHAREHOLDER, A COPY OF THE CORPORATION'S REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1995, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13a-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, MAY BE OBTAINED, WITHOUT CHARGE, FROM JANN ALLEN WEAVER, ASSISTANT TREASURER, CODORUS VALLEY BANCORP, INC., ONE MANCHESTER STREET, P.O. BOX 67, GLEN ROCK, PENNSYLVANIA 17327.

                                                                       EXHIBIT A

                          CODORUS VALLEY BANCORP, INC.
                            1996 STOCK INCENTIVE PLAN


         1. Purpose. The purpose of this Stock Incentive Plan (the "Plan") is to advance the development, growth and financial condition of Codorus Valley Bancorp, Inc. (the "Corporation") and each subsidiary thereof as defined in
Section 424 of the Internal Revenue Code of 1986, as amended (the "Code"), by providing incentives through participation in the appreciation of capital stock of the Corporation so as to secure, retain and motivate personnel who may be responsible for the operation and management of the affairs of the Corporation and any such subsidiary now or hereafter existing ("Subsidiary").

         2. Term. The Plan shall become effective as of the date it is adopted by the Corporation's Board of Directors (the "Board"), so long as the Corporation's stockholders duly approve the Plan within twelve (12) months either before or after the date of the Board's adoption of the Plan. Any and all options and rights awarded under the Plan ("Awards") before it is so approved by the Corporation's stockholders shall be conditional upon and may not be exercised before timely obtainment of such approval, and shall lapse upon the failure thereof. If the Plan is so approved, it shall continue in effect until all Awards either have lapsed or been exercised, satisfied or cancelled according to their terms under the Plan.

         3. Stock. The shares of stock that may be issued under the Plan shall not exceed in the aggregate 50,000 shares of the Corporation's common stock, par value $2.50 per share (the "Stock"), as may be adjusted pursuant to paragraph 16 hereof. Such shares of Stock may be either authorized and unissued shares of Stock, or authorized shares of Stock issued by the Corporation and subsequently reacquired by it as treasury stock. Under no circumstance shall any fractional shares of Stock be issued or sold under the Plan or any Award. Except as may be otherwise provided in the Plan, any Stock subject to an Award that for any reason lapses or terminates prior to its exercise as to such Stock shall become and again be available under the Plan. The Corporation shall reserve and keep available, and shall duly apply for any requisite governmental authority to issue or sell the number of shares of Stock needed to satisfy the requirements of the Plan while in effect. The Corporation's failure to obtain any such governmental authority deemed necessary by the Corporation's legal counsel for the lawful issuance and sale of Stock under the Plan shall relieve the Corporation of any duty, or liability for the failure to issue or sell such Stock as to which such authority has not been obtained.

         4. Administration. The Plan shall be administered by a Committee of the Board of Directors (the "Committee"). The Committee shall be comprised of all members of the Board of Directors except for any Director who, during the year prior to commencing service on the Committee, and while a member of the Committee was or will be granted or awarded any Awards, allocations or other options with respect to Stock or any other capital stock of the Corporation or its affiliates pursuant to the Plan or any other plan of the Corporation or its affiliates which provides for discretionary grants or awards. A majority of the Committee's membership shall constitute a quorum for the transaction of all business of the Committee, and all decisions and actions taken by the Committee shall be determined by a majority of the members of the Committee attending a meeting at which a quorum of the Committee is present.

         The Committee shall be responsible for the management and operation of the Plan and, subject to its provisions, shall have full, absolute and final power and authority, exercisable in its sole discretion: to interpret and construe the provisions of the Plan, adopt, revise and rescind rules and regulations relating to the Plan and its administration, and decide all questions of fact arising in the application thereof; to determine what, to whom, when and under what facts and circumstances Awards shall be made, and the form, number, terms, conditions and duration thereof, including but not limited to when exercisable, the number of shares of Stock subject thereto, and Stock option purchase prices; to adopt, revise and rescind procedural rules for the transaction of the Committee's business, subject to any directives of the Board not inconsistent with the provisions or intent of the Plan or applicable provisions of law; and to make all other determinations and decisions, take all actions and do all things necessary or appropriate in and for the administration of the Plan. The Committee's determinations, decisions and actions under the Plan, including but not limited to those described above, need not be uniform or consistent, but may be different and selectively made and applied, even in similar circumstances and among similarly situated persons.

Unless contrary to the provisions of the Plan, all decisions, determinations and actions made or taken by the Committee shall be final and binding upon the Corporation and all interested persons, and their heirs, personal and legal representatives, successors, assigns and beneficiaries. No member of the Committee or of the Board shall be liable for any decision, determination or action made or taken in good faith by such person under or with respect to the Plan or its administration.

         5. Awards. Awards may be made under the Plan in the form of: (a) "Qualified Options" to purchase Stock that are intended to qualify for certain tax treatment as incentive stock options under Sections 421 and 422 of the Code, or (b) "Non-Qualified Options" to purchase Stock that are not intended to qualify under Sections 421-424 of the Code. More than one Award may be granted to an eligible person, and the grant of any Award shall not prohibit the grant other Award, either to the same person or otherwise, or impose any obligation upon the person to whom granted to exercise the Award. All Awards and the terms and conditions thereof shall be set forth in written agreements, in such form and content as approved by the Committee from time to time, and shall be subject to the provisions of the Plan whether or not contained in such agreements. Multiple Awards for a particular person may be set forth in a single written agreement or in multiple agreements, as determined by the Committee, but in all cases each agreement for one or more Awards shall identify each of the Awards thereby represented as a Qualified Option or Non-Qualified Option, as the case may be. Every Award made to a person (a "Recipient") shall be exercisable during his or her lifetime only by the Recipient, and shall not be salable, transferable or assignable by the Recipient except by his or her Will or pursuant to applicable laws of descent and distribution.

         6. Eligibility. Persons eligible to receive Awards shall be those key officers and other employees of the Corporation and each Subsidiary as determined by the Committee. In no case, however, shall any current member of the Committee be eligible to receive any awards. A person's eligibility to receive Awards shall not confer upon him or her any right to receive any Awards; rather, the Committee shall have the sole authority, exercisable in its discretion consistent with the provisions of the Plan, to select when, to whom and under what facts and circumstances Awards will be made. Except as otherwise provided, a person's eligibility to receive, or actual receipt of Awards under the Plan shall not limit or affect his or her benefits under or eligibility to participate in any other incentive or benefit plan or program of the Corporation or its affiliates.

         7. Qualified Options. In addition to other applicable provisions of the Plan, all Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

                  (a) No Qualified Option shall be awarded more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's stockholders, whichever date is earlier;

                  (b) The time period during which any Qualified Option is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date such Option is awarded;

                  (c) If the Recipient of a Qualified Option ceases to be employed by the Corporation or any Subsidiary for any reason other than his or her death, the Committee may permit the Recipient thereafter to exercise such Option during its remaining term for a period of not more than three (3) months after such cessation of employment to the extent that the Option was then and remains exercisable, unless such employment cessation was due to the Recipient's disability as defined in Section 22(e)(3) of the Code, in which case such three
(3) month period shall be twelve (12) months; if the Recipient dies while employed by the Corporation or a Subsidiary, the Committee may permit the Recipient's qualified personal representatives, or any persons who acquire the Qualified Option pursuant to his or her Will or laws of descent and distribution, thereafter to exercise such Option during its remaining term for a period of not more than twelve (12) months after the Recipient's death to the extent that the Option was then and remains exercisable; the Committee may impose terms and conditions upon and for said exercise of such Qualified Option after such cessation of the Recipient's employment or his or her death;

                  (d) The purchase price of Stock subject to any Qualified Option, as determined by the Committee, shall not be less than the Stock's fair market value at the time such Option is awarded as determined under paragraph 13 hereof, or less than the Stock's par value.

         8. Non-Qualified Options. In addition to other applicable provisions of the Plan, all Non-Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

                  (a) The time period during which any Non-Qualified Option is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months or continued beyond the expiration of ten (10) years after the date such Option is awarded;

                  (b) If a Recipient of a Non-Qualified Option, before its lapse or full exercise, ceases to be eligible under the Plan, the Committee may permit the Recipient thereafter to exercise such Option during its remaining term, to the extent that the Option was then and remains exercisable, for such time period and under such terms and conditions as may be prescribed by the Committee;

                  (c) The purchase price of a share of Stock subject to any Non-Qualified Option, as determined by the Committee, shall not be less than the Stock's par value.

         9. Exercise. Except as otherwise provided in the Plan, Awards may be exercised in whole or in part by giving written notice thereof to the Secretary of the Corporation, or his or her designee, identifying the Award being exercised, the number of shares of Stock with respect thereto, and other information pertinent to exercise of the Award. The purchase price of the shares of Stock with respect to which an Award is exercised shall be paid with the written notice of exercise, either in cash or in Stock at its then current fair market value, or it any combination thereof, as the Committee shall determine. Funds received by the Corporation from the exercise of any Award shall be used for its general corporate purposes.

         The Committee may permit an acceleration of previously established exercise terms of any Awards as, when, under such facts and circumstances, and subject to such other or further requirements and conditions as the Committee may deem necessary or appropriate. In addition: (a) if the Corporation or its stockholders execute an agreement to dispose of all or substantially all of the Corporation's assets or capital stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Corporation's stockholders as of immediately before such transaction will not own at least fifty percent (50%) of the total combined voting power of all classes of voting capital stock of the surviving entity (be it the Corporation or otherwise) immediately after the consummation of such transaction, thereupon any and all Awards immediately shall become and remain exercisable with respect to the total number of shares of Stock still subject thereto for the remainder of their respective terms until the consummation of such transaction, or if not consummated, until the agreement therefor expires or is terminated, in which case thereafter all Awards shall be treated as if said agreement never had been executed; (b) if there is an actual, attempted or threatened change in the ownership of at least twenty-five percent (25%) of all classes of voting capital stock of the Corporation through the acquisition of, or an offer to acquire such percentage of the Corporation's voting capital stock by any person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board; or (c) if during any period of two (2) consecutive years, the individuals who at the beginning of such period constituted the Board, cease for any reason to constitute at least a majority of the Board, unless the election of each director of the Board, who was not a director of the Board at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period, thereupon any and all Awards immediately shall become and remain exercisable with respect to the total number of shares of Stock still subject thereto for the remainder of their respective terms, thereupon any and all Awards immediately shall become and remain exercisable with respect to the total number of shares of Stock still subject thereto for the remainder of their respective terms.

         10. Withholding. Whenever the Corporation is about to issue or transfer Stock pursuant to any Award, the Corporation may require the Recipient to remit to the Corporation an amount sufficient to satisfy fully any federal, state and other jurisdictions' income and other tax withholding requirements prior to the delivery of any certificates for such shares of Stock. Whenever payments are to be made in cash to any Recipient pursuant to his or her exercise of an Award, such payments shall be made net after deduction of all amounts sufficient to satisfy fully any federal, state and other jurisdictions' income and other tax withholding requirements.

         11. Value. Where used in the Plan, the "fair market value" of Stock or any options or rights with respect thereto, including Awards, shall mean and be determined by (a) the average of the highest and lowest reported sales prices thereof on the principal established domestic securities exchange on which listed, and if not listed, then (b) the average of the dealer "bid" and "ask" prices thereof on the New York over-the-counter market as reported by the National Association of Securities Dealers, Inc., in either case as of the specified or otherwise required or relevant time, or if not traded as of such specified, required or relevant time, then based upon such reported sales or "bid" and "ask" prices before and/or after such time in accordance with pertinent provisions of and principles under the Code and the regulations promulgated thereunder.

         12. Amendment. To the extent permitted by applicable law, the Board may amend, suspend, or terminate the Plan at any time; provided, however, that: (a) no amendment may be adopted that permits an Award to be granted to any member of the Committee; (b) with respect to qualified options, except as specified in paragraph 18 hereof, no amendment may be adopted that will increase the number of shares reserved for Awards under the Plan, change the option price, or change the provisions required for compliance with Section 422 of the Code and regulations issued thereunder; and (c) notwithstanding anything to the contrary herein, no amendment may be adopted to increase the number of securities that may be issued under the Plan, except as specified in paragraph 18 hereof, materially increase the benefits accruing to recipients or materially modify the requirements for eligibility to participate in the Plan, without the approval of the shareholders of the Corporation, to the extent that shareholder approval is required under Section 16 of the Securities Exchange Act of 1934, as amended, and the regulations thereunder, as from time to time in effect. The amendment or termination of this Plan shall not, without the consent of the Recipients, alter or impair any rights or obligations under any Award previously granted hereunder.

         In addition and subject to the foregoing, the Committee may prescribe other or additional terms, conditions and provisions with respect to the grant or exercise of any or all Awards as the Committee may determine necessary or appropriate for such Awards and the Stock subject thereto to qualify under and comply with all applicable laws, rules and regulations, and changes therein, including but not limited to the provisions of Sections 421 and 422 of the Code,
Section 16 of the Securities Exchange Act of 1934, as amended, and Rule 16b-3 promulgated by the Securities and Exchange Commission. Without limiting the generality of the preceding sentence, each Qualified Option shall be subject to such other and additional terms, conditions and provisions as the Committee may deem necessary or appropriate in order to qualify such Option, as an incentive stock option under Section 422 of the Code, including but not limited to the following provisions:

                  (i) the aggregate fair market value, at the time such Option is awarded, of the Stock subject thereto and of any Stock or other capital stock with respect to which incentive stock options qualifying under Sections 421 and 422 of the Code are exercisable for the first time by the Recipient during any calendar year under the Plan and any other plans of the Corporation or its affiliates, shall not exceed $100,000.00; and

                  (ii) No Qualified Option, shall be awarded to any person if at the time of such Award, such person owns Stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Corporation or its affiliates, unless at the time such Option is awarded the Stock purchase price under such Option is at least one hundred and ten percent (110%) of the fair market value of the Stock subject to such Option and the Option by its terms is not exercisable after the expiration of five (5) years from the date it is awarded.

From time to time, the Committee may rescind, revise and add to any of such terms, conditions and provisions as may be necessary or appropriate to have any Awards be or remain qualified and in compliance with all applicable laws, rules and regulations, and may delete, omit or waive any of such terms conditions or provisions that are no longer required by reason of changes if applicable laws, rules or regulations.

         13. Continued Employment. Nothing in the Plan or any Award shall confer upon any Recipient or other persons any right to continue in the employment of, or maintain any particular relationship with the Corporation or its affiliates, or limit or affect any rights, powers or privileges that the Corporation or its affiliates may have to supervise, discipline and terminate such Recipient or other persons, and the employment and other relationships thereof. However, the Committee may require as a condition of making and/or exercising any Award that its Recipient agree to, and in fact provide services, either as an employee or in another capacity, to or for the Corporation or any Subsidiary for such time period following the date the Award is made and/or exercised as the Committee may prescribe. The immediately preceding sentence shall not apply to any Qualified Option to the extent such application would result in disqualification of said Option as an incentive stock option under Sections 421 and 422 of the Code.

         14. General Restrictions. Each Award shall be subject to the requirement and provision that if at any time the Committee determines it necessary or desirable as a condition of or in consideration of making such Award, or the purchase or issuance or Stock thereunder, (a) the listing, registration or qualification of the Stock subject to the Award, or the Award itself, upon any securities exchange or under any federal or state securities or other laws, (b) the approval of any governmental authority, or (c) an agreement by the Recipient with respect to disposition of any Stock (including without limitation that at the time of the Recipient's exercise of the Award, any Stock thereby acquired is being and will be acquired solely for investment purposes and without any intention to sell or distribute such Stock), then such Award shall not be consummated in whole or in part unless such listing, registration, qualification, approval or agreement shall have been appropriately effected or obtained to the satisfaction of the Committee and legal counsel for the Corporation.

         15. Rights. Except as otherwise provided in the Plan, the Recipient of any Award shall have no rights as a holder of the Stock subject thereto unless and until one or more certificates for the shares of such Stock are issued and delivered to the Recipient. No adjustments shall be made for dividends, either ordinary or extraordinary, or any other distributions with respect to Stock, whether made in cash, securities or other property, or any rights with respect thereto, for which the record date is prior to the date that any certificates for Stock subject to an Award are issued to the Recipient pursuant to his or her exercise thereof. No Award, or the grant thereof, shall limit or affect the right or power of the Corporation or its affiliates to adjust, reclassify, recapitalize, reorganize or otherwise change its or their capital or business structure, or to merge, consolidate, dissolve, liquidate or sell any or all of its or their business, property or assets.

         16. Adjustments. In the event of any change in the number or issued and outstanding shares of Stock which results from a stock split, reverse stock split, payment of a stock dividend or any other change in the capital structure of the Corporation, the Committee shall proportionately adjust the maximum number of shares subject to each outstanding Award, and (where appropriate) the purchase price per share thereof (but not the total purchase price under the Award), so that upon exercise of realization of such Award, the Recipient shall receive the same number of shares he or she would have received had he or she been the holder of all shares subject to his or her outstanding Award and immediately before the effective date of such change in the number of issued and outstanding shares of Stock. Such adjustments shall not, however, result in the issuance of fractional shares. Any adjustment under this paragraph 16 shall be made by the Committee, subject to approval by the Board. No adjustments shall be made that would cause a Qualified Option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         In the event the Corporation is the party to any merger, consolidation or other reorganization, any and all outstanding Awards shall apply and relate to the securities to which a holder of Stock is entitled after such merger, consolidation or other reorganization. Upon any liquidation or dissolution of the Corporation, any and all outstanding Awards shall terminate upon consummation of such liquidation or dissolution, but prior to such consummation shall be exercisable to the extent that the same otherwise are exercisable under the Plan.

         17. Forfeiture. Notwithstanding anything to the contrary in this Plan, if the Committee finds after full consideration of the facts presented on behalf of the Corporation and the involved Recipient, that he or she has been engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of his or her employment by the Corporation or any Subsidiary that has damaged it, or that the Recipient has disclosed trade secrets of the corporation or its affiliates, the Recipient shall forfeit all rights under and to all unexercised Awards, and all exercised Awards under which the Corporation has not yet delivered payment or certificates for shares of Stock (as the case may be), all of which Awards and rights shall be automatically cancelled. The decision of the Committee as to the cause of the Recipient's discharge from employment with the Corporation or any Subsidiary and the damage thereby suffered shall be final for purposes of the Plan, but shall not affect the finality of the Recipient's discharge by the Corporation or Subsidiary for any other purposes. The preceding provisions of this paragraph shall not apply to any Qualified Option to the extent such application would result in disqualification of said Option as an incentive stock option under Sections 421 and 422 of the Code.

         18. Indemnification. In and with respect to the administration of the Plan, the Corporation shall indemnify each present and future member of the Committee and/or of the Board, who shall be entitled without further action on his or her part to indemnity from the Corporation for all damages, losses, judgments, settlement amounts, punitive damages, excise taxes, fines, penalties, costs and expenses (including without limitation attorneys' fees and disbursements) incurred by such member in connection with any threatened, pending or completed action, suit or other proceedings of any nature, whether civil, administrative, investigative or criminal, whether formal or informal, and whether by or in the right or name of the Corporation, any class of its security holders, or otherwise, in which such member may be or have been involved, as a party or otherwise, by reason of his or her being or having been a member of the Committee and/or of the Board, whether or not he or she continues to be such a member. The provisions, protection and benefits of this paragraph shall apply and exist to the fullest extent permitted by applicable law to and for the benefit of all present and future members of the Committee and/or of the Board and their respective heirs, personal and legal representatives, successors and assigns, in addition to all other rights that they may have as a matter of law, by contract, or otherwise, except (a) as may not be allowed by applicable law, (b) to the extent there is entitlement to insurance proceeds under insurance coverages provided by the Corporation on account of the same matter or proceeding for which indemnification hereunder is claimed, or (c) to the extent there is entitlement to indemnification from the Corporation, other than under this paragraph, on account of the same matter or proceeding for which indemnification hereunder is claimed.

         19. Miscellaneous. Any reference contained in this Plan to particular section or provision of law, rule or regulation, including but not limited to the Internal Revenue Code of 1986 and the Securities Exchange Act of 1934, both as amended, shall include any subsequently enacted or promulgated section or provision of law, rule or regulation, as the case may be, of similar import. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor rule that may be promulgated by the Securities and Exchange Commission, and to the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by applicable law and deemed advisable by the Committee. Where used in this Plan: the plural shall include the singular, and unless the context otherwise clearly requires, the singular shall include the plural; and the term "affiliates" shall mean each and every Subsidiary and any parent of the Corporation. The captions of the numbered paragraphs contained in this Plan are for convenience only, and shall not limit or affect the meaning, interpretation or construction of any of the provisions of the Plan.

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE


CODORUS VALLEY BANCORP, INC.
PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 21, 1996
The undersigned hereby constitutes and appoints Dallas L. Darr, Mildred L. Lackey and George E. McCullough and each or any of them, proxies of the undersigned, with full power of substitution, to vote all shares of Cordorus Valley Bancorp, Inc., (the "Corporation") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the Holiday Inn Holidome (at West Manchester Mall), Red Rose Room, 2000 Loucks Road, York, Pennsylvania 17404, on Tuesday, May 21, 1996 at 10:00 a.m., prevailing time, and at any adjournment or postponement thereof as follows:


Please be sure to sign and date this Proxy in the box below.


Date


________________________________                _______________________________
Shareholder sign above                          Co-holder (if any) sign above



                                          FOR     WITHHOLD    FOR ALL EXCEPT
1.  ELECTION OF CLASS C                   / /       / /           / /
    DIRECTORS TO SERVE FOR
    A THREE-YEAR TERM.

D. Reed Anderson, Esq., MacGregor S. Jones, Larry J. Miller
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

- -------------------------------------------------------------------------------
                                           FOR     AGAINST    ABSTAIN
2.  PROPOSAL TO APPROVE                    / /       / /        / /
    AND RATIFY THE ADOPTION
    OF THE CODORUS VALLEY
    BANCORP, INC. 1996 STOCK
    INCENTIVE PLAN.
    The Board of Directors recommends
    a vote FOR this proposal.

3. PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS FOR THE CORPORATION FOR THE YEAR ENDING DECEMBER 31, 1996.

     The Board of Directors recommends a vote FOR this proposal.

                                         FOR      AGAINST    ABSTAIN
                                         / /        / /        / /

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.


THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED
IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR
PROPOSALS 2 AND 3.


Detach above card, sign, date and mail in postage paid envelope provided. Codorus Valley Bancorp, Inc.

THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO REGISTRAR AND TRANSFER COMPANY IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.

                               [ CVB STATIONERY ]

                                 April 10, 1996

Dear Dividend Reinvestment and Stock Purchase Plan Participant:

     As a participant in the Codorus Valley Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan ('Plan'), you are entitled to instruct the Plan Administrator, Registrar and Transfer Company, to vote the shares that are held on your behalf in the Plan at the 1996 Annual Meeting of Shareholders of the Corporation. To instruct the Plan Administrator as to how you would like these shares voted at the Annual Meeting, please complete the enclosed Voting Instruction Card/Proxy. At the Annual Meeting, in accordance with the Plan, the Plan Administrator will vote the shares held in the Plan for which participants have executed and returned a Voting Instruction Card/Proxy.

     Enclosed is a copy of the Corporation's Notice of Annual Meeting and Proxy Statement in connection with the 1996 Annual Meeting of Shareholders and a copy of the Corporation's 1995 Annual Report. Also enclosed is a Voting Instruction Card/Proxy which should be completed and returned to the Plan Administrator in the enclosed envelope.

     If you have any questions, please contact the undersigned.

                                          Sincerely,

                                          Larry J. Miller

                                          President

/x/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE


DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN
VOTING INSTRUCTION CARD/PROXY
CODORUS VALLEY BANCORP, INC.


ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 21, 1996

The undersigned hereby constitutes and appoints Registrar and Transfer Company, Plan Administrator for the Cordorus Valley Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan (the "Plan"), proxy of the undersigned, with full power of substitution, to vote all of the shares of Cordorus Valley Bancorp, Inc., (the "Corporation") that the Plan holds on behalf of the undersigned and may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the Holiday Inn Holidome (at West Manchester Mall), Red Rose Room, 2000 Loucks Road, York, Pennsylvania 17404, on Tuesday, May 21, 1996 at 10:00 a.m., prevailing time, and at any adjournment or postponement thereof as follows:



Please be sure to sign and date this Proxy in the box below.

Date
________________________________             ________________________________
Plan Participant sign above                   Co-holder (if any) sign above

                                        FOR     WITHHOLD   FOR ALL EXCEPT
1.  ELECTION OF CLASS C                 / /       / /          / /
    DIRECTORS TO SERVE FOR
    A THREE-YEAR TERM.

D. Reed Anderson, Esq., MacGregor S. Jones, Larry J. Miller
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

- -------------------------------------------------------------------------------

                                      FOR       AGAINST     ABSTAIN
2.  PROPOSAL TO APPROVE               / /         / /         / /
    AND RATIFY THE ADOPTION
    OF THE CODORUS VALLEY
    BANCORP, INC. 1996 STOCK
    INCENTIVE PLAN.

    The Board of Directors recommends
    a vote FOR this proposal.



3. PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS FOR THE CORPORATION FOR THE YEAR ENDING DECEMBER 31, 1996.

   The Board of Directors recommends a vote FOR this proposal.

                                    FOR        AGAINST     ABSTAIN
                                    / /          / /         / /


4. In its discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.
THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED
IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN PARTICIPANT.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSALS 2 AND 3.


Detach above card, sign, date and mail in postage paid envelope provided. Codorus Valley Bancorp, Inc.


THE VOTING INSTRUCTIONS REQUEST PERTAINS TO SHARES OF COMMON STOCK HELD IN YOUR DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SHARES OF COMMON STOCK CAN BE VOTED ONLY BY THE PLAN ADMINISTRATOR AS THE HOLDER OF RECORD OF THE SHARES.

PLEASE DATE, SIGN AND RETURN YOUR VOTING
INSTRUCTION CARD/PROXY TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.